UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2022

Ultragenyx Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36276	27-2546083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court
Novato, California		94949
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 483-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 14, 2022, Ultragenyx Pharmaceutical Inc. (the “Company”) and its wholly owned subsidiary Rare Delaware Inc. (“Seller”) entered into a Royalty Purchase Agreement (the “Agreement”) with OCM LS23 Holdings LP, an investment vehicle of OMERS, one of Canada’s largest defined benefit pension plans, pursuant to which OMERS paid $500 million in cash to Seller in consideration for the right (the “Purchased Interest”) to receive 30% of the future royalty payments (the “Royalties”) due to the Company from Kyowa Kirin Co., Ltd. (“KKC”) based on net sales of Crysvita® in the United States and Canada under the terms of the Company’s Collaboration and License Agreement with KKC dated as of August 29, 2013, as amended (the “License Agreement”). Payments to OMERS of the Purchased Interest under the Agreement will be based on net sales of the product beginning from April 2023 and the Agreement will automatically expire, and the payment of the Purchased Interest to OMERS will cease, on the earlier of (1) the date on which aggregate payments actually received by OMERS equals 1.45 times the purchase price (which is $725 million) or (2) the date of payment of the last Royalties are due to the Company under the License Agreement.

The Agreement contains other customary terms and conditions, including representations and warranties, covenants, and indemnification obligations in favor of each party. The above description of the Agreement is a summary of the material terms, does not purport to be complete and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q.

Item 8.01 Other Events.

On July 14, 2022, the Company issued a press release announcing the sale of the Purchased Interest to OMERS. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 14, 2022.
104	The cover page from the Company’s Current Report on Form 8-K dated July 14, 2022 formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ultragenyx Pharmaceutical Inc.

Date:	July 14, 2022	By:	/s/ Mardi C. Dier
Mardi C. Dier Executive Vice President & Chief Financial Officer